UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2015 Stock Incentive Plan

As described in Item 5.07 below, at the Annual Meeting of Stockholders of Novavax, Inc. (the “Company”) held on June 13, 2024 (the “Annual Meeting”), the Company’s stockholders of record at the close of business on April 22, 2024 (the “Record Date”) approved the proposal to amend and restate the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended (such amendment and restatement, the “Amended 2015 Stock Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), available for issuance thereunder by 6,500,000 shares of Common Stock.

A description of the Amended 2015 Stock Plan was set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2024 (as amended by Amendment No. 1 filed with the SEC on June 5, 2024, the “2024 Proxy Statement”) and is incorporated herein by reference. The description of the Amended 2015 Stock Plan is qualified in its entirety by reference to the full text of the Amended 2015 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated 2013 Employee Stock Purchase Plan

As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders of record on the Record Date approved the proposal to amend and restate the Company’s 2013 Employee Stock Purchase Plan, as amended (such amendment and restatement, the “Amended ESPP”), to increase the number of shares of Common Stock available for issuance thereunder by 1,000,000 shares, such that the number of shares available for issuance is the lesser of (a) 2,155,000 shares of Common Stock increased on January 1 of each year by 5% of the share pool and (b) 3,510,264 shares of Common Stock.

A description of the Amended ESPP was set forth in the 2024 Proxy Statement and is incorporated herein by reference. The description of the Amended ESPP is qualified in its entirety by reference to the full text of the Amended ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, the Company held its Annual Meeting on June 13, 2024, at which only stockholders as of the Record Date were entitled to vote. As of the Record Date, there were 140,402,521 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, of which 75,760,181 shares were represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Annual Meeting are as follows:

Proposal 1: Stockholders elected the following Class II nominees for director, each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders:

Name	For	Against	Abstain	Broker Non-Votes
Richard H. Douglas, Ph.D.	25,482,021	17,594,381	813,977	31,869,802
Margaret G. McGlynn	22,863,609	20,289,783	736,987	31,869,802
David Mott	23,071,117	20,040,155	779,107	31,869,802

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers in 2023:

For	Against	Abstain	Broker Non-Votes
24,187,672	8,695,357	11,007,350	31,869,802

Proposal 3: Stockholders approved the amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 6,500,000 shares:

For	Against	Abstain	Broker Non-Votes
22,436,050	20,948,176	506,153	31,869,802

Proposal 4: Stockholders approved the amendment and restatement of the Novavax, Inc. 2013 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by 1,000,000 shares, such that the number of shares available for issuance is the lesser of (a) 2,155,000 shares of Common Stock increased on January 1 of each year by 5% of the share pool and (b) 3,510,264 shares of Common Stock:

For	Against	Abstain	Broker Non-Votes
23,175,855	10,022,324	10,692,200	31,869,802

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
68,992,887	4,249,891	2,517,403	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Novavax, Inc. 2015 Stock Incentive Plan (Incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed on April 29, 2024 in connection with the Annual Meeting held on June 13, 2024 (File No. 000-26770)).
10.2	Amended and Restated Novavax, Inc. 2013 Employee Stock Purchase Plan (Incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement filed on April 29, 2024 in connection with the Annual Meeting held on June 13, 2024 (File No. 000-26770)).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: June 14, 2024	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary